Exhibit 10(a)

                                AMENDMENT 1998-1
                                       TO
                  EXECUTIVE SUPPLEMENTAL RETIREMENT INCOME PLAN
                                       OF
                          NORTHWEST NATURAL GAS COMPANY
                               (1995 Restatement)

         The Executive Supplemental Retirement Income Plan is amended to implement action by the Board of Directors of Northwest Natural Gas Company on September 24, 1998, to take effect on and after September 24, 1998:

1. Section 1.05 is amended to change the definition and method of determining
   ------------
"final annual compensation":

         1.05 "Final annual compensation" means the annual average determined by
              ---------------------------
taking the sum of the total compensation paid to the Participant during the three (3) consecutive compensation years out of the Participant's final ten (10) years of employment with the Company which produce the highest three (3) year total amount, and dividing such sum by three (3).

                  1.05-1 "Total compensation" means the sum of (a) plus (b),
                         --------------------
subject to (c) and to adjustment under (d) if applicable:

                           (a) The annual salary approved by the Board of Directors and paid by the Company to take effect starting March 1 of the compensation year;

                           (b) Plus the award for prior performance approved by the Board of Directors by such March 1 date; provided, however, that if a Participant terminates employment during the 61 day period immediately preceding March 1, and if the sum of the prior March 1 salary plus the post retirement performance award is greater than the total compensation using the prior March 1 salary and prior March 1 performance award, final average compensation shall be recalculated for the first ten (10) years combining March 1 salary plus the performance award twelve (12) months later for each of the ten (10) years, and used if the resulting final average compensation is higher;

                           (c) Without reduction under (a) or (b) for any such amounts which are subject to a payment deferral election under the Company's Executive Deferred Compensation Plan (effective January 1,
         1987) or Retirement K Savings Plan; and

                           (d) Subject to pro rata adjustment by months if salary is changed during the compensation year.

                  1.05-2   "Compensation year" means the twelve (12) month
                            -----------------
period from March 1 to February 28/29.

2. Section 1.11 is amended to distinguish "service" recognized for benefit
   ------------
accrual, vesting, and other purposes:

         1.11     "Service" depends on the context:

                           (a) Benefit Accrual. Service for benefit accrual
                               ---------------
         under 2.01 means years of actual participation, including service credited under 1.11(c), after becoming a Participant under this Plan, plus any additional years of benefit accrual credit earned or awarded under 2.01-2(b)(2) and (3).

                           (b) Vesting Service. Service for vesting under 2.05
                               ---------------
         means all service with the Company from date of hire, including service credited under 1.11(c), plus any additional grant under 2.05-3.

                           (c) Other Service. To the extent "service" is not
                               -------------
         addressed by (a) or (b) above, it means all accredited years of service with the Company credited under the Retirement Plan and includes all periods of Company paid disability and long-term disability leave.

3. Section 2.01 is amended to change the method of accruing benefit target
   ------------
percentages that are used to determine benefits payable under this Plan:

         2.01 Normal Retirement Supplemental Income. Upon normal retirement at
              -------------------------------------
or after becoming vested under 2.05 and at or after the normal retirement date, a retired Participant shall receive during Participant's lifetime, subject to 2.07, the monthly supplemental retirement payments determined under 2.01-1 through 2.01-5.

                  2.01-1 Determining ESRIP Benefit Amount. The amount to be paid
                         --------------------------------
at normal retirement under this Plan shall be determined by a three step process under the following (a), (b) and (c):

                           (a) This Plan's target percentage of final annual compensation (determined under 1.05) shall be the sum of the Participant's accrued target percentage credits under 2.01-2.

                           (b) The amount to be paid at normal retirement under three (3) other plans shall be determined under 2.01-3.

                           (c) If the target percentage amount under (a) exceeds the total payments from the other three plans under (b), the excess shall be paid under 2.01-4 or, if applicable, 2.01-5.

                  2.01-2 Accrued Target Percentage. First, Participant's accrued
                         -------------------------
target percentage shall be the sum of the Participant's percentage of final annual compensation accruals at the rate specified below in (a) for each year of participation (defined below in (b)) credited under this Plan.

                           (a) Yearly Accrual Percentage Schedule (9/24/98):
                               ----------------------------------

                           (1) Years 1-15. The yearly target percentage accrual
                               ----------
                  for all participants actively employed on and after September 24, 1998, shall be:

                                  Accrued Target Percentage      Maximum Total
        Years of Participation             Per Year            Target Percentage
        ----------------------    -------------------------    -----------------
            Years 1 - 15                4.33% per year         65% for year 15
                                                               and later years

                           (2)      Years 16-25.  In addition, each of the nine
                                    -----------
                  (9) participants named in the attached 1998 ESRIP Appendix shall be entitled to additional accruals for years 16-25 as follows:

                                 Accrued Target Percentage       Maximum Total
        Years of Participation            Per Year             Target Percentage
        ----------------------   -------------------------     -----------------
             Years 16 - 25             0.50% per year           70% for year 25
                                                                and later years

                           (b)      Year of Participation means
                                    ---------------------
                                    (1) Each consecutive twelve (12) month
                  period of Company service measured by each anniversary of the date of first becoming a Participant under this Plan.

                                    (2) All additional years of participation
                  credit awarded to a Participant by the Committee in the exercise of its discretion.

                                    (3) All years of service credit earned for
                  Company service and awarded by the Committee for each of the nine (9) Participants in the Plan on September 1, 1998, as set forth in the attached 1998 ESRIP Appendix.

                  2.01-3. Payments From Other Plans. Second, the total annual
                          -------------------------
payments from three other plans listed below in (a), (b) and (c) shall be determined, all calculated as a single life annuity starting at Participant's normal retirement date.

                           (a)      Company's Retirement Plan.

                           (b)      Social Security (as determined under
     2.01-4(b)(2)).

                           (c) Supplemental Retirement payments under Company's Executive Deferred Compensation Plan.

                  2.01-4 Supplement Under This Plan. Third, the monthly
                         --------------------------
supplemental payment under this Plan shall be the monthly excess of the percentage amount under 2.01-2 over the total monthly payments under 2.01-3, determined as follows:

                           (a) The total monthly retirement pay shall be one-twelfth (1/12) of the annual percentage of final annual compensation determined under 2.01-2 above;

                                      MINUS

                  (b) The sum of (1) plus (2) plus (3):

                                    (1)     One-twelfth (1/12) of Participant's
                  normal retirement allowance under the Retirement Plan;

                                      PLUS

                                    (2) One-twelfth (1/12) of Participant's
                  annual primary Social Security benefit determined in the same manner and based on the same earnings as are used to compute the actual Social Security benefit (including, if appropriate, all compensation deferred by the executive under any plan as though it had been "paid" to or "received" by the executive in the year when the deferral was made);

                                      PLUS

                                    (3) One-twelfth (1/12) of Participant's
                  annual supplemental retirement benefit under the Executive Deferred Compensation Plan determined as a supplement to the normal annual retirement allowance under 2.01-4(b)(1).

                           (c) For each of the nine (9) Participants named in the attached 1998 ESRIP Appendix, the payment amount accrued for such Participant as of December 31, 1998, shall be the amount determined under ESRIP Amendment 1998-1 or, if greater, the amount determined under the ESRIP in effect on January 1, 1998, without any change by ESRIP Amendment 1998-1.

                  2.01-5 Deferred Retirement. Payment shall be deferred to
                         -------------------
actual retirement if the Participant works for the Company after the normal retirement date. The supplemental benefit shall be based on the final annual compensation at date of actual retirement.

4. Section 2.02 is amended to change the service eligibility threshold for early
   ------------
retirement from fifteen (15) years to ten (10) years and to change the reduction percentages for early retirement in 2.02-3:

         2.02 Early Retirement Supplemental Income. Upon retirement at or after
              ------------------------------------
age fifty-five (55) with at least ten (10) years of service credited for vesting under 1.11(b), a retired Participant shall receive during Participant's lifetime, subject to 2.07, the reduced monthly supplemental retirement payments determined as follows:

                  2.02-1 First, the total annual retirement pay at normal retirement date shall be determined under 2.01-2 and -3, using the Participant's final annual compensation and service at the time employment by the Company ends.

                  2.02-2 Second, the monthly supplemental payment under this Plan starting at normal retirement date shall be determined under 2.01-4, using the Participant's early annual retirement allowance payable at the normal retirement date (under Retirement Plan 7.02-1), projected annual primary Social Security benefit under the Retirement Plan and annual retirement benefits under the Executive Deferred Compensation Plan determined as a supplement to such payment under the Retirement Plan.

                  2.02-3 Third, if supplemental payments start before the Participant's normal retirement date, to achieve the necessary reduction of the target benefit under 2.01 and 2.02-1, the monthly amount under 2.02-2 shall be reduced by 0.50 percent (.0050) per month for each month of age before Participant's 62nd birthday.

        ESRIP Supplemental Benefit if Payment Starts at the Specified Age
        -----------------------------------------------------------------

       Retirement                      Retirement
           Age        Percentage*         Age          Percentage*
       ----------     -----------       ---------      -----------
           55             58%              59              82%

           56             64%              60              88%

           57             70%              61              94%

           58             76%            62-64            100%

        *The actual reduction percentage will be based on months, rather than the 12-month intervals shown in this schedule.

5. Section 2.04 is amended to change the special death benefit under 2.04(c):
   ------------

         2.04 Death Benefits. A death benefit shall be paid if an eligible
              --------------
Participant should die during employment or before the first one hundred twenty
(120) monthly payments have been made under this Plan on account of such Participant, as follows:

                  2.04-1   Entitlement and Amount.
                           ----------------------

                           (a) Preretirement Elective Spousal Annuity. For any
                               --------------------------------------
         married Participant who (i) is fifty-five (55) or older, (ii) has completed at least ten (10) years of service credited for vesting under 1.11(b), and (iii) so elects in writing within ninety (90) days after September 21, 1995, or within ninety (90) days after becoming vested under 2.05, upon the death of such Participant before any post-retirement form of payment under Article III takes effect, the Participant's lawful spouse shall receive for life the actuarial equivalent value (as determined by the Plan's actuary) of the surviving spouse's annuity payable under the full (100 percent) joint and survivor annuity form provided under 3.01-3. It is understood that in this circumstance the Retirement Plan only provides a half (50 percent) joint and survivor annuity, and that this full (100 percent) form will pay more to such spouse than the half (50 percent) form. Any pre-retirement election of this death benefit shall supersede the regular death benefit under 2.04-1(b) and shall continue until the earlier of (iv) or (v): (iv) if participant should die before retirement without a spouse (e.g., prior death or divorce of spouse), 2.04-1(b) shall apply; or (v) at retirement the Participant shall be entitled to receive any form of post-retirement benefit provided under
         Article III. If no election of this 2.04-1(a) benefit form is made or in effect at Participant's death, the only death benefit shall be the benefit under 2.04-1(b).

                           (b) Regular Death Benefit. For regular death benefit
                               ---------------------
         payments determined under 2.01, 2.02, 2.03 or 2.05, as applicable, the death of the Participant must occur after the Participant has, during active employment of at least ten (10) years of service credited for vesting under 1.11(b), satisfied the age and service requirements to receive normal, early or disability retirement payments under this Plan (whether the Participant was working or retired at date of death) and prior to the 120th monthly payment, and there must be no supervening spousal annuity benefit pursuant to election under 2.04-1(a). The regular death benefit guarantees that a total of 120 monthly payments of the applicable supplemental payment under this Plan shall be made to Participant and, if applicable, Participant's surviving designated beneficiary. Under no circumstances shall any supplemental payment under this (b) be made after the later of the 120th monthly payment or the Participant's death.

                  (c) Special Preretirement Death Benefit. For special death
                      -----------------------------------
         benefit payments where 2.04-1(a) and (b) do not apply, the death of the Participant can occur at any age while actively employed by the Company on or after September 24, 1998. The Participant's accrued benefit under
         2.01 at date of death shall be 100% vested and nonforfeitable, and shall be paid under (1) or (2):

                           (1) Surviving Spouse Annuity. If Participant is
                               ------------------------
                  survived by a spouse, such spouse shall receive a fifty percent (50%) survivorship annuity determined under 3.01-2 as though the Participant had retired on the day before dying.

                           (2) Unmarried Participant. If Participant is not
                               ---------------------
                  married at date of death, Participant's survivor under 2.04-2 shall receive one hundred twenty (120) monthly payments equal to 1/12th of twenty-five percent (25%) (or 2.08333%) of the Participant's final annual compensation determined at date of death.

                  2.04-2 Recipient of Nonannuity Benefits. The recipient of
                         --------------------------------
death benefits paid under the 120 month guarantee of 2.04-1(b) or (c) shall be Participant's designated death beneficiary or estate, as determined under the following (a), (b) or (c):

                           (a) On the death of the Participant before the 120th monthly payment, Participant's surviving designated beneficiary(ies) shall receive the balance of the one hundred twenty (120) payments, in monthly or annual payments or in a single lump sum payment, as determined by the Committee in its discretion.

                           (b) If no designated beneficiary survives the Participant, the unpaid balance of the one hundred twenty (120) payments shall be paid lump sum to the Participant's estate.

                           (c) If the last surviving designated beneficiary should die before the last of the one hundred twenty (120) payments, the unpaid balance shall be paid lump sum to the estate of such last survivor.

                  2.04-3 Other Death Benefits. This supplemental plan death
                         --------------------
benefit shall be in addition to any death benefit provided by any other Company sponsored plan or insurance program.

6. Section 2.05 is amended to change from fifteen (15) year cliff vesting to
   ------------
graduated vesting starting at fifty percent (50%) after year 5 and increasing at ten percent (10%) per year of vesting service credit to one hundred percent (100%) after year 10 using vesting service credit earned from date of hire or granted by the Committee:

         2.05 Vested Benefits. Subject to 2.07, the Participant shall be
              ---------------
entitled to receive a vested percentage of the supplemental payments under this Plan based on benefit accruals under 2.01 and fully completed years of vesting service credit, according to the following vesting schedule:

           Completed Years
                 of
           Vesting Service                    Vested Percentage
           ---------------                    -----------------
           Years 1 - 4                               0%
           Year 5                                   50%
           Year 6                                   60%
           Year 7                                   70%
           Year 8                                   80%
           Year 9                                   90%
           Year 10 and above                       100%

                  2.05-1 Vesting Service Credit. One (1) year of vesting service
                         ----------------------
credit is awarded for each consecutive twelve (12) month period of employment by the Company which ends on the anniversary of Participant's date of starting employment.

                  2.05-2 Payment of Vested Benefit. A vested Participant who is
                         -------------------------
not entitled to early or disability retirement benefits under 2.02 or 2.03 shall be entitled to begin receiving payment of vested benefits under the following
(a) or (b):

                           (a) Terminated Before 55. If Participant's employment
                               --------------------
         terminates before age 55, payment can begin at or after age 55, but if payment starts before age 65, the vested percentage of the supplemental normal retirement benefit under 2.01 will be reduced under the following table:

        ESRIP Supplemental Benefit if Payment Starts at the Specified Age
        -----------------------------------------------------------------

       Retirement                   Retirement
           Age       Percentage*       Age              Percentage*
       ----------    -----------    ---------           -----------

           55            40%            60                  70%

           56            46%            61                  76%

           57            52%            62                  82%

           58            58%            63                  88%

           59            64%            64                  94%

* Percentage will be increased on a monthly pro rata basis if payment starts after the Participant's birthday month.

                           (b) Terminated Age 55 or Older. If Participant's
                               --------------------------
         employment terminates at or after age 55, the vested percentage of the supplemental retirement benefit under 2.01 will be subject to the same reduction percentages applicable to early retirement benefits under 2.02.

                  2.05-3 Committee Discretion. For any specified Participant,
                         --------------------
the Committee may, in its discretion, grant additional vesting service credit, waive the minimum service requirement, reduce the early retirement reduction percentage for payments starting before age 65, or make any appropriate adjustment of the benefit amount or time of payment under this Plan.

                                             NORTHWEST NATURAL GAS COMPANY

                           APPROVED:         By    /s/ R. G. Reiten
                                                  -------------------------
                                                   Richard G. Reiten
                                                   President and CEO

                           Date:            September 28, 1998

                               1998 ESRIP APPENDIX
                                       TO
                          NORTHWEST NATURAL GAS COMPANY
                  EXECUTIVE SUPPLEMENTAL RETIREMENT INCOME PLAN
                         (Effective September 24, 1998)

1.       Accrued Participation Credit and Vesting Credit under ESRIP
         Section. 2.01-2 and 2.05
         ----------------------------------------------------------------------

         For purposes of ESRIP benefits, the following executives employed on September 1, 1998, are entitled to the years of participation credit and vesting credit set forth below on 9/1/98 based on credit earned for prior Company service and credit awarded by the Board.

                                                     Years of      Years of
                                                   Participation    Vesting
                                                      Credit        Credit
      Executive                 Born       Hired     on 9/1/98    on 9/1/98
      ----------------------  --------    -------- -------------  ---------
      DeBolt, Bruce R.        12/07/47    02/15/80     18.55        18.55
      Dodson, Mark S.         01/26/45    09/15/97      0.96 (2)     0.96  (2)
      Foley, Dwayne L.        09/25/45    10/30/67     30.84        30.84
      Harper, William R., Jr. 10/09/53    12/07/92      5.74         5.74
      Johnston, Diana J.      12/16/44    05/20/66     32.29        32.29
      Kantor, Gregg S.        04/30/57    09/15/96      0.67         1.96
      McCoy, Michael S.       05/28/43    11/06/69     28.82        28.82
      Reiten, Richard G.      07/01/39    12/31/95     10.67 (1,2)   5.67  (3)
      Rue, Conrad J.          11/25/45    10/29/74     23.85        23.85


--------

(1)  Years of participation include a Board grant of 8 years to Reiten.

(2) Benefits also are subject to terms of Board approved Employment Agreement for Dodson and Reiten.

(3) Subject to Board approved amendment of Reiten's Employment Agreement granting three (3) years of Vesting Credit.